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                                                                  EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 12, 2004, in the Registration Statement on Form S-1 to be filed on or about the date hereof and related Prospectus of BPI Industries Inc. for the registration of shares of its common stock.


                                                   /s/ De Visser Gray


Vancouver, British Columbia
August 8, 2005